Full Year and Fourth Quarter Earnings March 13, 2007 3:30 p.m. ET Contact: ResCap Investor Relations (Kenneth Fischbach) at (301) 215-6203 or ResCapInvestorRelations@rescapholdings.com

Forward Looking Statements In the presentation that follows and in related comments by Residential Capital, LLC ("ResCap") management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "could", "should", "would", "may", "goal", "project", "outlook", "priorities", "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in ResCap's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for ResCap, changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update or revise any forward-looking statements unless required by law. A reconciliation of non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of ResCap's global operations. The term "originate" refers to ResCap's purchase, acquisition or direct origination of various "loan" products. 2

Moving (Securitization/Sales) Storage (HFI/Servicing) Lending (Lending Receivables) International ResCap - 2006 Key Metrics 3 Negative nonprime valuations Increase in loan loss provisions on nonprime Nonprime credit issues in warehouse lending Increased origination volumes

Cyclical downturn in the nonprime mortgage business occurred very rapidly following one of the industry's strongest historical periods of performance from 2001 to 2005 ResCap leaned away from the nonprime market in 2006, but still held substantial exposure when dislocation occurred in 4Q ResCap - Changing Market Deterioration in the Nonprime Mortgage Market Drove a Net Loss at ResCap in 4Q 2006 Change in Median Home Price U.S. Nonprime Market Share Source: U.S Census Bureau, National Association of Realtors, as of December 2006 4 Source: Inside Mortgage

ResCap - Impact on Business Long term fundamental earnings potential of the franchise remains solid Losses are confined to areas with nonprime exposure Incremental provisioning in the Held for Investment portfolio due to anticipated increased frequency and severity of loss Mark-to-market adjustments in the Held for Sale portfolio Specific reserves on Warehouse lending assets A new strategic plan is being implemented to return our U.S. mortgage business to profitability Significantly reduced nonprime origination volume through tighter underwriting criteria and pricing changes Nonprime Held for Investment portfolio runoff of $20 billion in 2007 Structural expense reduction and acceleration of prime and nonprime U.S. mortgage integration plan 5

Production for the Year Ended 12/31/2006 $162 Billion Prime Second-Lien Prime Non-Conforming Nonprime Prime Conforming Excludes loans for which we acted as a subservicer totaling an unpaid principal balance of $55.4 billion as of 12/31/2006 ResCap - U.S. Production and Servicing Servicing Portfolio at 12/31/2006 $412 Billion1 Nonprime Nonprime 6

Nonprime HFI Portfolio by Vintage Year Ended 12/31/2006 $48 Billion ResCap - Held for Investment Portfolio At the end of the second quarter, ResCap began to limit the addition of nonprime exposure to the HFI portfolio Nonprime portfolio reduced approximately $4.6 billion year over year Total HFI Portfolio Year Ended 12/31/2006 $69 Billion Prime Conforming Prime Non-Conforming Nonprime Prime Second-Lien Nonprime broken down by vintage Nonprime 7 Pre 2002 2002 2003 2004 2005 2006

Asset quality weaker due to slowing housing market and stress in nonprime mortgage market Nonprime assets continue to drive increase in delinquencies and nonaccruals Declines in home price appreciation increased severity of losses Allowance for loan losses increased to 2.17% at 12/31/2006 from 1.55% at 12/31/2005 for the HFI portfolio ResCap - Held for Investment Portfolio - Credit Quality * MLHFI - Mortgage Loans Held for Investment. The total MLHFI is $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of total MLHFI * Net charge-offs as a % of total MLHFI * 2005 2006 2005 2006 8

Asset quality weaker due to severe stress with some nonprime counterparties Repurchase and liquidity issues continue to affect some nonprime market participants Allowance for loan losses increased to 2.66% at 12/31/2006 from 1.38% at 12/31/2005 for lending receivables Warehouse receivables represented $8.8 billion of lending receivables with about 25% supported with nonprime collateral on 12/31/2006 ResCap - Lending Receivables Portfolio - Credit Quality Total lending receivables are $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Net charge-offs as a % of total lending receivables 9 Nonaccrual Assets as a % of total lending receivables 2006 2005 2005 2006 ( )

ResCap - International 2003 2004 2005 2006 Net Income 24 51 90 170 2003 2004 2005 2006 Production 8 14 16.5 27.8 International net income increased 89% year over year Production increased 68% year over year Business opportunities continue to expand 10

ResCap - Liquidity Strong levels of contingent liquidity available Only $1.3 billion unsecured debt maturities in 2007 Good access to global markets 11

ResCap - Outlook Solid franchise, strong capital and liquidity provide strength and stability to operate through mortgage market cycles Diverse franchise Top 10 market share position in originations and servicing Growth in servicing portfolio continues to enhance income Third party servicing activities continue to expand Business Capital and International businesses continue to demonstrate strong financial performance Capital and liquidity remain a competitive strength Over $2.0 billion of liquidity currently available New facilities totaling $2.3 billion established to address funding needs for hard to finance assets Year end equity capitalization $7.6 billion GMAC is able to contribute capital in order to maintain an appropriate ResCap equity level and support investment grade ratings 12 Source: Inside Mortgage Finance Feb 2, 2007 and Feb 9, 2007

Continuing pressures at ResCap likely to constrain overall GMAC results near term Expect continued pressure from: Softening US housing market Adjustment of nonprime mortgage market to credit and liquidity issues Weak performance from nonprime component of HFI portfolio Highest priority is implementing changes at ResCap to address rapidly changing mortgage market Nonprime mortgage origination volume sharply reduced Expanding remediation activities on delinquent loans Right-sizing structural cost base Capitalize on opportunities arising from market downturn Maximize earnings from ResCap's other businesses 2007 Outlook 13

Supplemental Chart The following supplemental chart is provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per ResCap's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation of Net Income to Operating Earnings S2